                                                                 Exhibit 10.8(f)
                                                                 EXECUTION

                          LIMITED WAIVER AND CONSENT

                          Dated as of April 30, 2001


HealthPlan Services Corporation
3501 Frontage Road
Tampa, Florida 33607
Attention: Phillip S. Dingle, President & Chief Operating Officer

Ladies and Gentlemen:

          Reference is made to that certain Second Amended and Restated Credit Agreement dated as of June 8, 2000 among HealthPlan Services Corporation, a Delaware corporation (the "Borrower"), the lenders referred to therein (the "Lenders") and First Union National Bank ("First Union"), as administrative agent (the "Administrative Agent") (as modified by the Limited Waiver and Consent thereto dated as of June 29, 2000, the Limited Waiver and Consent thereto dated as of September 12, 2000, the Limited Waiver thereto dated as of September 19, 2000, the Limited Waiver and Consent thereto dated as of September 19, 2000, the Limited Waiver and Consent thereto dated as of October 19, 2000, the Limited Waiver thereto dated as of December 8, 2000, the First Amendment and Limited Waiver and Consent thereto dated as of March 29, 2001 (the "First Amendment"), the Second Amendment and Limited Waiver and Consent thereto dated as of April 16, 2001 (the "Second Amendment") and as such agreement may have otherwise been amended, restated, supplemented or otherwise modified from time to time prior to the date hereof, the "Credit Agreement"). Capitalized terms used herein without definition shall have the meanings set forth in the Credit Agreement.

          The Borrower has informed the Administrative Agent and Lenders that certain directors of the Borrower have proposed to make subordinated loans to the Borrower (each a "Director Loan" and collectively, the "Director Loans") in the aggregate amount of $1,000,000, in each case pursuant to a subordinated promissory note (each a "Subordinated Note" and collectively, the "Subordinated Notes"). The Borrower has requested that Required Lenders waive the restrictions contained in Sections 10.1, 10.7 and 10.9 of the Credit Agreement to the extent necessary to permit the Director Loans.

          Subject to the representations and warranties contained herein, the undersigned Required Lenders hereby agree to waive compliance with Sections 10.1, 10.7 and 10.9 of the Credit Agreement solely to the extent necessary to permit the Borrower to consummate the Director Loans pursuant to the terms of the Subordinated Notes; provided that (i) the Director Loans shall be made in an
                        --------
amount not less than $750,000 in the aggregate and (ii) the proceeds of any Director Loans shall be applied solely to pay amounts due to The New England Life

Insurance Company; provided further that concurrently with the consummation of
                   --------
the Director Loans, the Administrative Agent shall have received a subordination agreement in form and substance acceptable to the Administrative Agent duly executed by each director making a Director Loan and the Borrower.

          Notwithstanding anything contained herein to the contrary, this Limited Waiver and Consent shall cease to be of any force or effect if the Director Loans have not been consummated on or before June 15, 2001.

          Except as expressly provided in this Limited Waiver and Consent, the Credit Agreement and each other Loan Document shall continue to be, and shall remain, in full force and effect. The waivers set forth above shall be limited precisely as written and relate solely to noncompliance by the Borrower with the provisions of Sections 10.1, 10.7 and 10.9 of the Credit Agreement in manner and to the extent described above and nothing in this Limited Waiver and Consent shall be deemed or otherwise construed: (a) to be a waiver of, or consent to or a modification or amendment of (i) Sections 10.1, 10.7 or 10.9 of the Credit Agreement in any other instance or (ii) any other term or condition of the Credit Agreement or any other Loan Document; (b) to prejudice any other right or rights that the Administrative Agent or the Lenders, or any of them, may now have or may have in the future under or in connection with the Credit Agreement or the other Loan Documents; (c) to be a commitment or any other undertaking or expression of any willingness to engage in any further discussion with the Borrower or any other person, firm or corporation with respect to any waiver, amendment, modification or any other change to the Credit Agreement or the other Loan Documents or any rights or remedies arising in favor of the Lenders or the Administrative Agent, or any of them, under or with respect to any such documents; or (d) to be a waiver of, or consent to or a modification or amendment of, any other term or condition of any other agreement by and among the Borrower, on the one hand, and the Administrative Agent or any other Lender, on the other hand.

          Each Subsidiary Guarantor hereby acknowledges that it has read this Limited Waiver and Consent and consents to the terms hereof and further hereby confirms and agrees that, notwithstanding the effectiveness of this Limited Waiver and Consent, the obligations of such Subsidiary Guarantor under the Subsidiary Guaranty Agreement shall not be impaired or affected and the Subsidiary Guaranty Agreement is, and shall continue to be, in full force and effect and is hereby confirmed and ratified in all respects.

          By its execution hereof, the Borrower hereby certifies on behalf of itself and the other Credit Parties that (i) each of the representations and warranties set forth in the Credit Agreement and the other Loan Documents is true and correct as of the date hereof as if fully set forth herein and that, as of the date hereof, no Default or Event of Default has occurred and is continuing, (ii) no Default or Event of Default exists under the Credit Agreement or the other Loan Documents after giving effect to the waiver contemplated in this Limited Waiver and Consent and (iii) all financial projections concerning the Borrower and its Subsidiaries that have been or are hereafter made available to the Administrative Agent or the other Lenders by the Borrower or any of its representatives in connection with the transactions contemplated hereby (the "Projections") have been (or will be, in the case of Projections made available after the date hereof) prepared in good faith based upon reasonable assumptions.

          The Borrower shall pay all reasonable out-of-pocket expenses of the Administrative Agent in connection with the preparation, execution and delivery of this Limited Waiver and Consent, including, without limitation, the reasonable fees and disbursements of counsel for the Administrative Agent.

          This Limited Waiver and Consent may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. This Limited Waiver and Consent shall become effective as of the date hereof (the "Limited Waiver Effective Date") upon (i) the execution of counterparts hereof by the Borrower and the Required Lenders and receipt by the Administrative Agent of written or telephonic notification of such execution and authorization of delivery thereof and (ii) receipt by the Administrative Agent of the final form of Subordinated Notes in form and substance approved by the Administrative Agent with such changes thereto as may be acceptable to the Administrative Agent. Notwithstanding anything to the contrary in the First Amendment or the Second Amendment, upon the Limited Waiver Effective Date, the First Amendment and Second Amendment shall be deemed effective in their entirety as of the First Amendment Effective Date and the Second Amendment Effective Date (as defined in the Second Amendment), respectively.

          THIS LIMITED WAIVER AND CONSENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NORTH CAROLINA, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.


        [THE REMAINDER OF THIS PAGE HAS BEEN INTENTIONALLY LEFT BLANK]

          IN WITNESS WHEREOF, the parties hereto have caused this Limited Waiver and Consent to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.


                              FIRST UNION NATIONAL BANK,
                              individually and as Administrative Agent


                              By: /s/ Matthew Berk                        .
                                  -----------------------------------------
                                  Name:  Matthew Berk
                                  Title: Authorized Officer

                              FIRST UNION NATIONAL BANK,
                              as Secured Party

                              By: /s/ Matthew Berk                        .
                                  -----------------------------------------
                                  Name:  Matthew Berk
                                  Title: Authorized Officer


                              CREDIT LYONNAIS, NEW YORK BRANCH, as a Lender


                              By: /s/ John-Charles Van Essche             .
                                  -----------------------------------------
                                  Name:  John-Charles Van Essche
                                  Title: Vice President


                              SUNTRUST BANK, as a Lender



                              By: /s/ Samuel M. Ballesteros               .
                                  -----------------------------------------
                                  Name:  Samuel M. Ballesteros
                                  Title: Director

                              FLEET NATIONAL BANK, as a Lender


                              By: /s/ Fred P. Lucy, II                    .
                                  -----------------------------------------
                                  Name:  Fred P. Lucy, II
                                  Title: Vice President

                              SOUTHTRUST BANK, as a Lender


                              By: /s/ B. E. Dishman                       .
                                  -----------------------------------------
                                  Name:  B. E. Dishman
                                  Title: Vice President


                              COOPERATIEVE CENTRALE RAIFFEISEN-
                              BOERENLEEBANK BA "RABOBANK
                              NEDERLAND", NEW YORK BRANCH, as a Lender


                              By: /s/ Ian Reece                           .
                                  -----------------------------------------
                                  Name:  Ian Reece
                                  Title: Managing Director


                              By: /s/ John McMahon                        .
                                  -----------------------------------------
                                  Name:  John McMahon
                                  Title: Vice President



                              BANK OF AMERICA, N.A., as a Lender

                              By: /s/ Joseph M. Martens                   .
                                  -----------------------------------------
                                  Name:  Joseph M. Martens
                                  Title: Senior Vice President


                              AMSOUTH BANK, as a Lender

                              By: /s/ William R. Hoog                     .
                                  -----------------------------------------
                                  Name:  William R. Hoog
                                  Title: Vice President

                              HIBERNIA NATIONAL BANK, as a Lender

                              By: /s/ Tammy Angelety                      .
                                  -----------------------------------------
                                  Name:  Tammy Angelety
                                  Title: Vice President

                              FIFTH THIRD BANK, CENTRAL OHIO, as a Lender



                              By: /s/ Mark Ransom                        .
                                 -----------------------------------------
                                 Name:  Mark Ransom
                                 Title: Vice President

                              BORROWER:

                              PlanVista corporaiton (f/k/a Health Plan
                              Service Corporation), as Borrower


                              By: /s/ Phillip S. Dingle                   .
                                 ------------------------------------------
                                 Name:  Phillip S. Dingle
                                 Title: President and Chief Executive Officer

                              OTHER CREDIT PARTIES:

                              HEALTHPLAN SERVICES, INC.

                              By: /s/ Phillip S. Dingle                  .
                                 -----------------------------------------
                                 Name:  Phillip S. Dingle
                                 Title: President


                              PLANVISTA SOLUTIONS, INC. (f/k/a NATIONAL
                              PREFERRED PROVIDER NETWORK, INC.)

                              By: /s/ Phillip S. Dingle
                                 -----------------------------------------
                                 Name:  Phillip S. Dingle
                                 Title: Secretary and Treasurer

                              NATIONAL NETWORK SERVICES, INC.

                              By: /s/ Phillip S. Dingle                  .
                                 -----------------------------------------
                                 Name:  Phillip S. Dingle
                                 Title: Secretary and Treasurer

                              QUALITY MEDICAL ADMINISTRATORS, INC.


                              By: /s/ Phillip S. Dingle                  .
                                 -----------------------------------------
                                 Name:  Phillip S. Dingle
                                 Title: Secretary and Treasurer


                              AMERICAN BENEFIT PLAN ADMINISTRATORS, INC.



                              By: /s/ Phillip S. Dingle                  .
                                 -----------------------------------------
                                 Name:  Phillip S. Dingle
                                 Title: Executive Vice President and Secretary


                              HPS OF DELAWARE LLC (f/k/a CENTRA HEALTHPLAN LLC)


                              By: /s/ Phillip S. Dingle                  .
                                 -----------------------------------------
                                 Name:  Phillip S. Dingle
                                 Title: President


                              HPS OF LOUISIANA, INC. (f/k/a EMPLOYEE BENEFIT SERVICES, INC.)


                              By: /s/ Phillip S. Dingle                  .
                                 -----------------------------------------
                                 Name:  Phillip S. Dingle
                                 Title: President


                              GROUP BENEFIT ADMINISTRATORS INSURANCE AGENCY,
                              INC.


                              By: /s/ Phillip S. Dingle                  .
                                 -----------------------------------------
                                 Name:  Phillip S. Dingle
                                 Title: Clerk

                              HEALTHPLAN SERVICES INSURANCE AGENCY, INC.


                              By: /s/ Phillip S. Dingle                  .
                                 -----------------------------------------
                                 Name:  Phillip S. Dingle
                                 Title: Clerk


                              HEALTHPLAN SERVICES INSURANCE AGENCY OF ILLINOIS, INC.



                              By: /s/ Phillip S. Dingle                  .
                                 -----------------------------------------
                                 Name:  Phillip S. Dingle
                                 Title: Secretary and Treasuerer


                              MONTGOMERY MANAGEMENT CORPORATION



                              By: /s/ Phillip S. Dingle                  .
                                 -----------------------------------------
                                 Name:  Phillip S. Dingle
                                 Title: Secretary and Treasurer


                              PROHEALTH, INC.


                              By: /s/ Phillip S. Dingle                  .
                                 -----------------------------------------
                                 Name:  Phillip S. Dingle
                                 Title: President


                              HPS OF MISSOURI, INC. (f/k/a REH AGENCY OF
                              MISSOURI, INC.)


                              By: /s/ Phillip S. Dingle                  .
                                 -----------------------------------------
                                 Name:  Phillip S. Dingle
                                 Title: Secretary and Treasurer

                              SOUTHERN NEVADA ADMINISTRATORS, INC.



                              By: /s/ Phillip S. Dingle                  .
                                 -----------------------------------------
                                 Name:  Phillip S. Dingle
                                 Title: President